
A World Leader in Imaging Components
VAREX
IMAGING

Forward-Looking Statements

This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Among others, statements concerning industry outlook and information relating to Varex Imaging Corporation’s (the “company”) goals; priorities; financial results; conditions and assumptions; earnings guidance, future tax rates, growth opportunities; demand for the company’s products; the company’s future orders, revenues, product volumes, or earnings growth or other future financial results or performance; the ability of the company's technology and products to achieve stated results or outcomes; customer service and innovation plans; customer relationships, including the ability to attract new customers and retain current customers; addressable markets, the impact of the acquisition of the PerkinElmer medical imaging business on the company’s financial results; the ability to obtain regulatory and third party approvals and any statements using the words “anticipate,” “plan,” “estimate,” “expect,” “target”, “assume,” “opportunity,” “will,” “should,” “projected,” or similar statements are forward-looking statements that involve risks and uncertainties that could cause our actual results to differ materially from those anticipated. Such risks and uncertainties include the ability to continue to find markets for our products; effectively integrate the products of PerkinElmer's imaging business into the company’s product offerings and sales and marketing operations; recognize the intended benefits and synergies of the acquisition; and retain the services of key acquired personnel; global economic conditions; demand for and delays in delivery of products of the company or its customers; the company’s ability to develop, commercialize and deploy new products; the impact of reduced or limited demand by purchasers of certain X-ray products; the impact of competitive products and pricing; the outcome of the corporate tax reform recently passed into law; and the other risks listed from time to time in the company’s filings with the U.S. Securities and Exchange Commission, which by this reference are incorporated herein. Any forward-looking statements made by us in this presentation speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. The company assumes no obligation to update or revise the forward-looking statements in this presentation because of new information, future events, or otherwise.

VAREX IMAGING

HQ in Salt Lake City, UT USA

1900 Employees

65+

65+ years in X-ray Imaging Components

20+ Global Locations
Mfg in US, EU, and APAC

WHO WE ARE

Our mission at Varex Imaging is to be the world's leader in imaging components through the delivery of high quality products that enable our customers' success

X-ray Imaging Innovators

250+ patents
~25% of employees are engineers

Efficient Manufacturers

>25,000 X-ray Tubes/year
>21,000 Flat Panel Detectors/year
>100,000 HV Cable Assemblies/year

Relationship Builders

- Work with >90% of X-ray imaging OEMs
- 40+ year partnerships with top 5 customers

Product Portfolio Leaders

- Extensive portfolio of critical imaging components
- Broad breadth of complementary accessory products

Two Primary Markets

applications include

Medical

80%

We partner with medical, dental, and veterinary OEMs to help bring their products to market faster with our imaging components and technology.

x-ray tubes • detectors • software & workstations • cables & interconnects • collimators



CT



Digital X-Ray



Mammography



Mobile C-arms

Industrial

20%

Varex Imaging partners with many system integrators on the industrial, cargo security, and airport security industries to provide key imaging components.

x-ray tubes • detectors • linear accelerators • specialized software



Manufacturing Inspection



Cargo Screening



Industrial Inspection



Security Inspection

How We Win in Medical

- Pioneers in digital detectors
- Innovation leaders in CT
- Broad product portfolio
- Manufacturing scale
- Subsystem solutions for speed-to-market



Market Trends

— China healthcare expansion, e.g., CT

— Portability and improved workflow

— Increasing global adoption of digital technology

— Productivity and total cost of ownership

— Innovation in luminary modalities: CT, spectral, 3D

— Strong interest in Artificial Intelligence technology

How We Win in Industrial & Security

- Innovation in X-ray imaging technologies for new applications
- Provider of choice for digital detectors
- Requested brand in tenders
- Committed customer partnerships

Market Trends

— New requirements for material discrimination and throughput for airport baggage screening are expanding the use of CT

— New applications for the use of X-ray imaging to drive productivity in non-destructive testing and inspection in manufacturing

— Increased demand for cargo inspection at ports & borders

— New applications for X-ray technologies in sterilization and food inspection



FY 2017 Highlights

FY17 Financial Results

Revenues +13% to $698M

+3% from organic business; +10% from acquisition that closed in May 2017

EPS of $1.36; Adjusted EPS* of $1.80

Cash from operations of $75M; FCF of $55M

*See – reconciliation between GAAP and adjusted financial measures in appendix of this presentation

- Completed spin-off January 2017
  VREX: $25.00 1/30/17 → $40.17 12/31/17
- Acquired PerkinElmer Digital Detector Business in May 2017
- 13 new products in FY17; ~20 new products projected for FY18
- Established $600M credit facility
- Signed $650M of new/renewed multi-year customer agreements

VAREX IMAGING

FY18 Outlook

Full year of acquired imaging business

US reimbursement changes favor digital detectors over analog

China CT OEMs transition from development to production

New developments in airport security technologies

Expand the portfolio with CT subsystems, collimators, CMOS

Impact from Tax Law Changes

Varex has major US footprint (IP, Mfg, Sales)

Q1 at historical rate / Q2-Q4 at new rate
Full year effective tax rate expected to be 23 – 25%

New EPS guidance to be provided with Q1 earnings call

FY18 Guidance

(Provided 11/9/17)

Revenues +13 - 14%

~~Adjusted EPS of $1.78 - $1.88~~

GM at 38 - 38.5%

Interest expense $20 - 22M

~~Tax 33-34%~~



Growth Driver:
Deep Customer Relationships

Early engagement in customers' Product Development Cycle

Continuous Replacement Cycles due to product end of life and/or technology advances

Engaged in several projects with customers at any time; in various stages of development cycle and in multiple modalities

Many customer touch points, including account management, customer service, technical support, and engineering support

Product Development Cycle


Conceptualize project
Engage Varex
Start project
First system prototypes
System released for sale
Volume deliveries begin
Component *"Replacement Cycle"* begins
System *"Refresh Cycle"* begins

VAREX IMAGING

Growth Driver:
China's Healthcare Reform Initiatives

Government focused on improving delivery of healthcare services including imaging systems

- Started with general radiographic imaging
- Transitioning to expansion of CT as a modality of choice; estimate of un-met need for 25,000 new CT systems

Government preference for local Chinese manufacturers, so business will transfer from global OEMs to local OEMs

- Varex engaged with most significant imaging OEMs who are developing CTs for local market
- CT subsystems, technical support help deliver speed-to-market
- 2 new agreements in FY17 for $100M+ over next 3 years

Expanding investment in personnel and manufacturing infrastructure to support these customers

Key Growth Statistics

China @ 10% of FY17 revenues

CT system growth at 6%+

Growth rate for CT tubes to be more than double due to replacements



Growth Driver:
Changing Flat Panel Detector Landscape

Varex well positioned to meet growing demand with broad portfolio and multiple detector technologies (A-Si and CMOS)

Shipped over 175,000 digital detectors

Market trends driving digital adoption
Increasing global adoption of digital detectors driven by
- Legislative incentives
- Improved workflow, efficiency, dose reduction

Innovation driving refreshes
- Large analog installed base...at current rates, 8-10 years for first time digital use
- Initial adoption followed by replacements with newer technologies
- Excess capacity for radiographic detectors driving down costs

Analog vs Digital Annual Units



2017
2021 P
Dynamic
Static
~60%
33,000
~43%
~30%
58,000
~67%
42,000
~55%
~24%
63,000
Digital New Systems
Digital Retrofit
Analog New Systems



Acquisition Growth

Completed 4 acquisitions in past 3 years resulting in >$200M in revenue growth

Strategically expanding product and technology capabilities to provide customers with most complete X-ray imaging component offering

Consolidation

PerkinElmer Imaging Business acquisition grew digital detector revenues by 55% to ~$400M

Opportunities: OEM divestitures, detector manufacturers

Portfolio Expansion

MeVis acquisition expanded portfolio into imaging software post processing

Claymount acquired for complementary imaging products such as high voltage cables and collimators

Opportunities: Additional x-ray imaging components, software, new imaging technologies

Adjacent Opportunities

Acquisitions that leverage Varex brand, technology and manufacturing expertise

VAREX IMAGING

Investment Highlights

Global leader in X-ray imaging components

Comprehensive portfolio in both medical and industrial; global reach

Growing global markets

Well positioned in $4B addressable medical component market; $10B industrial component market

Deep relationships with leading OEMs

Average customer relationship beyond 20 years

Strong and experienced leadership team

65+ years in imaging components business; leadership averaging over 24 years in industry

Track record of growth & operational excellence

10 year sales CAGR of 9% ('07-'17)

Plan for above-market growth

Organic & Inorganic; targeting 5% long-term growth

VAREX IMAGING

VAREX
IMAGING

Four Solution Lines

X-Ray Sources

~ 45% revenue

Medical X-Ray tubes

Industrial X-Ray Tubes

Linear Accelerators



Digital Detectors

~ 45% revenue

Radiographic detectors

Dynamic flat panel detectors

Industrial detectors



Connect & Control

~ 5% revenue

High-voltage cables & connectors

Collimators
AECs

Buckys

Mammo Paddle



Software & Services

~ 5% revenue

Image processing & diagnostic workstations

3D visualization

Image analysis



Experienced Leadership



Sunny Sanyal
CEO
27 years
Clarence Verhoef
CFO
35 years
Brian Giambattista
GM / Digital
Detectors
28 years
Mark Jonaitis
GM / X-ray
Sources
33 years
Joel Nijenhuis
GM / Connect &
Control
19 years
Marcus Kirchhoff
GM / Software &
Services
23 years
Carl LaCasce
Global
Sales & Marketing
28 years
Chad Holman
Human Resources
22 years
Kim Honeysett
General Counsel
and Secretary
16 years
Victor Garcia
Regulatory &
Quality Assurance
20 years

1900 employees

76% of employees in R&D and production

Strong leadership team with an average of over 24 years professional experience in healthcare

Employees by function

Manufacturing	57%
R&D	19%
Sales & Marketing	11%
G & A	13%

Capital Structure

Year end FY17

Free Cash Flow ($000)


$35
$30
$25
$20
$15
$10
$5
$0
-$5
-$10
-$15
$6.1
$20.8
$27.5
$30.8
$19.2
$13.5
$27.1
$18.0
-$10.5
-$8.6
-$5.1
-$10.1
-$5.0
-$1.7
-$0.9
-$12.6
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
3Q'17
4Q'17
Cash Flow from Operations
Cash Used for Capital Spending

Cash conversion ratio for FY17 was 111%

Cash conversion ratio for FY16 was 66%

$600M 5-Year Credit Facility Use of Funds


($15)
$10
$106
$227
$272
Payment to Varian
Acquisition of PE Imaging Business
Credit Facility Fees
Working Capital
Available Balance

Credit Facility Structure

$400M term loan and $200M revolving credit

At year-end FY17, $494M of debt was outstanding

During Q3 FY17, interest rate swaps were used to convert $295M of term loan from a variable LIBOR-based rate to a fixed rate of 4.2%

At year-end FY17, fixed rate debt was $293M

Interest rate on floating debt is ~3.75% (Libor plus)

$13M of credit facility fees are amortized over 5 years

FCF to reduce debt or for M&A

Annual Financial Highlights - Adjusted

($000s in millions, except per share data)	Fiscal Year 2015			Fiscal Year 2016			Fiscal Year 2017		
Revenues									
Medical	$	534	84%	$	506	82%	$	557	80%
Industrial		98	16%		114	18%		141	20%
Total revenues	$	632		$	620		$	698	
Gross Margin									
Medical	$	207		$	196	79%	$	194	76%
Industrial		44			52	21%		60	24%
Total gross margin	$	251	40%	$	248	40%	$	254	36%
Adjusted gross margin		NA		$	250	40%	$	264	38%
Operating Expenses									
Research and development	$	50	8%	$	54	9%	$	67	10%
Selling, general and administrative		73	12%		86	14%		103	15%
Total operating expenses		123	19%		139	22%		170	24%
Operating earnings	$	128	20%	$	109	18%	$	84	12%
Adjusted operating earnings		NA		$	117	19%	$	108	15%
Net Earnings									
Net earnings	$	80		$	69		$	52	
Diluted net earnings per share	$	2.12		$	1.82		$	1.36	
Adjusted net earnings		NA		$	74		$	68	
Adjusted diluted net earnings per share		NA		$	1.96		$	1.80	
Dilutive shares outstanding		37.7		$	37.7			38.0	
Other Data									
Cash flow from operations	$	85		$	74		$	78	E
Free cash flow	$	119		$	103		$	58	E
Total debt outstanding	$	-		$	-		$	494	

VAREX IMAGING

Quarterly Performance - Adjusted

				FY2016									FY2017		
($000 in thousands, except EPS data)	1Q16	%	2Q16	%	3Q16	%	4Q16	%	1Q17	%	2Q17	%	3Q17	%	4Q17
Revenues															
Medical	$ 122.6	84%	$ 122.3	82%	$ 125.9	83%	$ 134.4	78%	$ 131.7	84%	$ 125.7	81%	$ 134.7	79%	$ 164.4
Industrial	24.2	16%	27.5	18%	25.5	17%	37.7	22%	25.7	16%	29.1	19%	35.4	21%	51.3
Total revenues	146.8		149.8		151.4		172.1		157.4		154.8		170.1		215.7
Gross Margin															
Medical	46.1	38%	46.6	38%	52.1	41%	51.0	38%	47.1	36%	44.6	35%	45.3	34%	56.5
Industrial	11.0	45%	12.5	45%	10.9	45%	18.2	49%	11.7	46%	13.0	45%	14.2	40%	21.3
Total gross margin	57.1	39%	59.1	39%	63.0	42%	69.2	40%	58.8	37%	57.6	37%	59.5	35%	77.8
Total adjustments, net	0.4		0.4		0.4		0.6		0.6		0.6		4.4		5.1
Adjusted Gross Margin	57.5	39%	59.5	40%	63.4	42%	69.8	41%	59.4	38%	58.2	38%	63.9	38%	82.9
Operating Expenses:															
Research and development	12.5	9%	13.1	9%	14.0	9%	14.0	8%	13.3	8%	14.4	9%	17.7	10%	21.9
Selling, general and administrative	22.0	15%	20.8	14%	20.6	14%	22.4	13%	26.9	17%	19.7	13%	26.3	15%	29.2
Total operating expenses	34.5	24%	33.9	23%	34.6	23%	36.4	21%	40.2	26%	34.1	22%	44.0	26%	51.1
Operating Earnings	22.6	15%	25.2	17%	28.4	19%	32.8	19%	18.6	12%	23.5	15%	15.5	9%	26.7
Total adjustments, net	3.6		1.8		1.3		1.5		4.6		2.0		8.8		8.8
Adjusted Operating Earnings	26.2	18%	27.0	18%	29.7	20%	34.3	20%	23.2	15%	25.5	16%	24.3	14%	32.3
Interest and other income (expense), net	(1.4)		(0.3)		(1.3)		(1.1)		(0.3)		(1.1)		0.3		8.4
Earnings before taxes	21.2		24.9		27.1		31.7		18.3		22.4		15.8		15.3
Taxes on earnings*	7.0		10.1		9.3		9.6		7.1		7.4		5.1		3.2
Net earnings	14.2	10%	14.8	10%	17.7	12%	22.1	13%	11.2	7%	15.0	10%	10.7	6%	15.1
Less: Net earnings attributable to noncontrolling interests	(0.1)		0.1		(0.2)		(0.2)		(0.1)		-		0.1		0.1
Net earnings attributable to Varex	$ 14.1	10%	$ 14.7	10%	$ 17.6	12%	$ 21.9	13%	$ 11.1	7%	$ 15.0	10%	$ 10.6	6%	$ 15.0
Net earnings per common share attributable to Varex															
Basic	$ 0.38		$ 0.39		$ 0.47		$ 0.59		$ 0.30		$ 0.40		$ 0.28		$ 0.40
Diluted	$ 0.37		$ 0.39		$ 0.47		$ 0.58		$ 0.29		$ 0.40		$ 0.28		$ 0.39
Adjusted Net Earnings	$ 16.5	11%	$ 15.8	11%	$ 18.5	12%	$ 22.9	13%	$ 13.9	9%	$ 16.2	11%	$ 16.6	10%	$ 22.3
Adjusted Diluted Net Earnings per share	$ 0.44		$ 0.42		$ 0.49		$ 0.61		$ 0.37		$ 0.43		$ 0.44		$ 0.59
Weighted Average common shares outstanding															
Basic	37.4		37.4		37.4		37.4		37.4		37.5		37.6		37.6
Diluted	37.7		37.7		37.4		37.7		37.7		37.8		38.0		38.0

VAREX IMAGING

See reconciliation table on next slide.

Reconciliation between GAAP and Adjusted Financial Measures (unaudited)

(In millions, except per share amounts)	Three Months Ended September 29, 2017	Three Months Ended September 29, 2016	Year Ended September 29, 2017	Year Ended September 29, 2016
GROSS MARGIN RECONCILIATION				
Revenues	$ 215.7	$ 172.1	$ 698.1	$ 620.1
Gross margin	$ 77.8	$ 69.2	$ 253.5	$ 248.4
Amortization of intangible assets	2.4	0.6	5.3	1.8
Purchase price accounting adjustments	2.7	—	5.2	—
Adjusted gross margin	$ 82.9	$ 69.8	$ 264.0	$ 250.2
Gross margin %	36.1%	40.2%	36.3%	40.1%
Adjusted gross margin %	38.4%	40.6%	37.8%	40.3%
OPERATING EARNINGS RECONCILIATION				
Operating Earnings	$ 26.7	$ 32.8	$ 83.7	$ 109.1
Amortization of intangibles (includes amortization impacts to cost of revenues)	4.4	1.4	10.5	5.6
Purchase price accounting adjustments	2.7	—	5.2	—
Separation costs	—	—	3.0	—
Restructuring charges	—	(0.1)	0.1	2.0
Acquisition and integration related costs	1.7	0.2	5.0	0.6
Other non-operational costs	—	—	0.3	—
Total adjustments	$ 8.8	$ 1.5	$ 24.1	$ 8.2
Adjusted operating earnings	$ 35.5	$ 34.3	$ 107.6	$ 117.3
Operating earnings margin	12.4%	19.1%	12.0%	17.6%
Adjusted operating earnings margin	16.4%	19.9%	15.4%	18.9%
NET EARNINGS AND DILUTED NET EARNINGS PER SHARE RECONCILIATION				
Net earnings	$ 15.0	$ 21.9	$ 51.7	$ 68.5
Total adjustments	$ 8.8	$ 1.5	$ 24.1	$ 8.2
Effective tax rate during period	17.5%	30.3%	30.5%	34.3%
Tax effects of adjustments	$ 1.5	$ 0.5	$ 7.4	$ 2.8
Adjusted net earnings	$ 22.3	$ 22.9	$ 68.3	$ 73.9
Diluted net earnings per share	$ 0.39	$ 0.58	$ 1.36	$ 1.82
Adjusted diluted net earnings per share	$ 0.59	$ 0.61	$ 1.80	$ 1.96
Dilutive shares	38.0	37.7	38.0	37.7

VAREX IMAGING

Discussion of Adjusted Non-GAAP Financial Measures

This presentation includes adjusted non-GAAP financial measures derived from our Condensed Consolidated Statements of Earnings. These measures are not presented in accordance with, nor are they a substitute for U.S. generally accepted accounting principles, or GAAP. These adjusted measures include: adjusted gross margin; adjusted operating earnings; adjusted operating earnings margin; adjusted net earnings; and adjusted net earnings per diluted share. We are providing a reconciliation above of each adjusted financial measure used in this earnings release to the most directly comparable GAAP financial measure. We are unable to provide without unreasonable effort a reconciliation of adjusted guidance measures to the corresponding GAAP measures on a forward-looking basis due to the potential significant variability and limited visibility of the excluded items discussed.

We utilize a number of different financial measures, both GAAP and adjusted, in analyzing and assessing the overall performance of our business, in making operating decisions, and forecasting and planning for future periods. We consider the use of the adjusted measures to be helpful in assessing the performance of the ongoing operation of our business by excluding unusual and one-time costs. We believe that disclosing adjusted financial measures provides useful supplemental data that allows for greater transparency in the review of our financial and operational performance. We also believe that disclosing adjusted financial measures provides useful information to investors and others in understanding and evaluating our operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies.
Adjustments to GAAP measures include the following items:

Amortization of intangible assets: We do not acquire businesses and assets on a predictable cycle. The amount of purchase price allocated to intangible assets and the term of amortization can vary significantly and are unique to each acquisition or purchase. We believe that excluding amortization of intangible assets allows the users of our financial statements to better review and understand the historic and current results of our operations, and also facilitates comparisons to peer companies.

Purchase price accounting charges to cost of revenues: We may incur charges to cost of revenues as a result of acquisitions. We believe that excluding these charges allows the users of our financial statements to better understand the historic and current cost of our products, our gross margin, and also facilitates comparisons to peer companies.

Separation costs: We separated from Varian Medical Systems on January 30, 2017 and incurred non-operational expenses associated with the separation. We believe that excluding separation costs allows the users of our financial statements to better understand the historic and current results of our operations, and also facilitates comparisons to peer companies.

Restructuring charges: We incur restructuring charges that result from events, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our on-going business. Although these events are reflected in our GAAP financials, these unique transactions may limit the comparability of our on-going operations with prior and future periods.

Acquisition and integration related costs: We incur expenses or benefits with respect to certain items associated with our acquisitions, such as transaction costs, changes in the fair value of contingent consideration liabilities, gain or expense on settlement of pre-existing relationships, etc. We exclude such expenses or benefits as they are related to acquisitions and have no direct correlation to the operation of our on-going business. We also incur expenses or benefits with respect to certain items associated with our acquisitions, such as integration costs relating to acquisitions for any costs incurred prior to closing and up to 12 months after the closing date of the acquisition.

Impairment charges: We may incur impairment charges that result from events, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our on-going business and such charges may limit the comparability of our on-going operations with prior and future periods. We did not incur any impairment charges during the periods presented.

Other Non-Operational Costs: Certain items may be non-recurring, unusual, infrequent and directly related to an event that is distinct and non-reflective of the Company's normal business operations. These may include such items as include legal settlements, environmental settlements, governmental settlements including tax settlements and other items of similar nature. We did not include any other non-operational costs during the periods presented.

Tax effect of Adjustments: We apply our GAAP consolidated effective tax rate to our adjusted financial measures as our historical annual consolidated effective tax rate has remained fairly consistent, and is expected to remain consistent for the foreseeable future. If applicable, this application of our effective tax rate excludes any tax settlements included in Other Non-Operational Costs above.

VAREX IMAGING